UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2017

Dova Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38135 (Commission File Number)	81-3858961 (IRS Employer Identification No.)

240 Leigh Farm Road, Suite 245 Durham, North Carolina (Address of Principal Executive Offices)	27707 (Zip Code)

Registrant’s telephone number, including area code: (844) 506-3682

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation and Bylaws

On July 5, 2017, Dova Pharmaceuticals, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock (the “IPO”). The Company’s board of directors (the “Board”) and stockholders previously approved the Amended Certificate to be filed in connection with, and to be effective upon, the closing of the IPO, and the form of the Amended Certificate was filed as an exhibit to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) filed in connection with the IPO. On July 5, 2017, the Company’s Amended and Restated Bylaws (the “Amended Bylaws”) became effective in connection with the closing of the IPO. The Board and stockholders previously approved the Amended Bylaws to become effective upon the closing of the IPO, and the form of the Amended Bylaws was filed as an exhibit to the Registration Statement.

The Amended Certificate amends and restates in its entirety the Company’s Amended and Restated Certificate of Incorporation, as amended, and the Amended Bylaws amend and restate, in their entirety, the Company’s Bylaws. Collectively, the Amended Certificate and the Amended Bylaws, among other things: (i) authorize 100,000,000 shares of common stock; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series; (iv) provide that the Board be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s stockholders; (v) provide that directors may only be removed with cause and only upon the affirmative vote of holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors; (vi) provide that, subject to limited exceptions, vacancies on the Board shall only be filled by the remaining members of the Board; (vii) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (viii) provide that only the Board, the chairman of the Board or the chief executive officer may call a special meeting of stockholders.

The foregoing description of the Amended Certificate and the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Certificate, which was previously filed as Exhibit 3.3 to Amendment No. 1 to the Registration Statement, filed with the Securities and Exchange Commission (the “Commission”) on June 9, 2017, and the Amended Bylaws, which were previously filed as Exhibit 3.4 to Amendment No. 1 to the Registration Statement, filed with the Commission on June 9, 2017, each of which is incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

3.1(1)	Amended and Restated Certificate of Incorporation of Dova Pharmaceuticals, Inc.

3.2(2)	Amended and Restated Bylaws of Dova Pharmaceuticals, Inc.

(1)         Previously filed as Exhibit 3.3 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-218479), filed with the Commission on June 9, 2017, and incorporated by reference herein.

(2)         Previously filed as Exhibit 3.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-218479), filed with the Commission on June 9, 2017, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dova Pharmaceuticals, Inc.

Date: July 5, 2017	/s/ Douglas Blankenship
Douglas Blankenship
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1(1)	Amended and Restated Certificate of Incorporation of Dova Pharmaceuticals, Inc.

3.2(2)	Amended and Restated Bylaws of Dova Pharmaceuticals, Inc.

(1)         Previously filed as Exhibit 3.3 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-218479), filed with the Commission on June 9, 2017, and incorporated by reference herein.

(2)         Previously filed as Exhibit 3.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-218479), filed with the Commission on June 9, 2017, and incorporated by reference herein.